UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 21, 2005

ALBANY INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-16214	14-0462060

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1373 Broadway, Albany, New York		12204

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (518) 445-2200

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On October 21, 2005, Albany International issued a news release announcing third quarter 2005 financial results.  A copy of the news release is furnished as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits. The following exhibit is being furnished herewith:

99.1 News release dated October 21, 2005 announcing third quarter 2005 financial results.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY INTERNATIONAL CORP.

	By:	/s/ Michael C. Nahl

	Name:	Michael C. Nahl
	Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)

Date: October 21, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Registrant’s news release dated October 21, 2005 announcing third quarter 2005 financial results.